Aqua Ball™


FRUIT PUNCH
GRAPE

True Drinks Holdings, Inc.
Investor Presentation
12/13/2016

Safe Harbor Statement

Information in this presentation is disclosed on an "as is" basis, with no representations or warranties, express or implied. In no event will True Drinks Holdings, Inc. or their respective officers, directors, employees, stockholders, owners, affiliates or agents be liable for any damages arising out of any use of the information in this presentation. The presentation may include statements regarding True Drinks' business that are not historical facts but are forward-looking statements that involve risks and uncertainties which speak only as of the date made. These statements are only predictions based on True Drinks' current expectations and projections about future events. There are important factors that could cause True Drinks' actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements. True Drinks is under no obligation, and expressly disclaims any such obligation, to update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise. RECEIPT OF THIS PRESENTATION MAY CONSTITUTE RECEIPT OF NON-PUBLIC MATERIAL INFORMATION AS DEFINED BY THE SECURITIES AND EXCHANGE COMMISSION. SECURITIES LAWS PROHIBIT ANY PERSON WHO HAS MATERIAL NON-PUBLIC INFORMATION ABOUT A COMPANY FROM PURCHASING OR SELLING, DIRECTLY OR INDIRECTLY, SECURITIES OF SUCH COMPANY. ***"Material" Information*** is information a reasonable investor would consider important in making an investment decision. Generally, a corporate insider having material, non-public information about the issuer, and anyone to whom such information is disclosed, may not trade while in possession of that information unless it is first disclosed to the investing public.

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AquaBall: Clean Label

- No Preservatives!
- No Sugar
- No Calories
- No Artificial Flavors, Colors or Sweeteners
- No High Fructose Corn Syrup
- 4 Simple Ingredients
  - Water
  - Vitamins
  - Natural Fruit Flavors
  - Stevia


GRAPE

AquaBall Value Proposition

- Healthiest Drink Option Available for Children
  - Clean label: 4 ingredients – water, vitamins, natural flavors, stevia
  - 0 Sugar, 0 Calorie, no preservatives, no artificial colors or flavors
- $2 Billion Market Segment
  - First Mover in Category
  - Significant White-Space Opportunity
- Licensing Agreements
  - Disney and Marvel
- Partnership with Niagara Bottling
- Experienced Management and Sales Team

AquaBall is On Trend

- Sugar is the Problem
  - CDC recommends children consume 3 tsp. of sugar per day
  - Children consuming an average of 30 tsp., half of this from beverages
- Sales of Sugary Beverages Declining Every Year
- Trend of Juvenile Diabetes and Childhood Obesity
  - 29.1 million Americans are diagnosed with Diabetes
  - Another 8 million are undiagnosed
  - 86 million Americans are Pre-Diabetic
- Trend is towards Better-for-you Beverages
  - AquaBall is the only beverage that can enter conversation as the only zero-sugar brand on the market for kids.


FRUIT PUNCH

Follow the Leader


BERRY FROST
HONEST
KIDS
good 2 grow
Minute Maid
100% JUICE
CAPRI SUN

AquaBall	Honest Kids	Good 2 Grow 100% Juice	Minute Maid 100% Juice	Caprisun
0g Sugar	9g Sugar	25g Sugar	19g Sugar	21g Sugar
0 Calories	40 Calories	110 Calories	80 Calories	90 Calories

Licensing Agreements

- Disney
  - Largest Global Licensing Company
  - Access to all of Disney's most popular characters sets
    - Mickey and Friends
    - Frozen
    - Disney Princesses
  - Earned the prestigious Mickey Checkmark of Health
  - Access to Disney's retail teams, advertising opportunities, and public relations program
- Marvel
  - Avengers
    - Iron Man
    - Captain America
    - Black Panther

Niagara Bottling Agreement

- Largest Bottler of Water in United States
  - 22 facilities across US, currently shipping to 41 countries
  - True Drinks utilizing Niagara's logistics expertise
  - Hot-fill line centrally located in Dallas, TX
- 5-year Bottling Agreement
- Fixes Costs and Margins for True Drinks
  - Niagara funds all inventory
    - True Drinks pays for product with Net 15 terms from delivery resulting in huge decreases in working capital requirements.
- Enabled move to Clean Label while Reducing Costs
  - Other options to remove preservatives would have resulted in costs almost doubling.
  - Niagara provides a large increase in gross margin.


niagara

Sales Structure and Strategy

- EVP of Sales – Jeff Culbertson
  - Mr. Culbertson spent over 20 years with Kraft Heinz Company. He has managed teams with over 280 people and revenue lines in excess of $5 billion. In his most recent vice president role, Culbertson oversaw the Albertsons National Customer Team for Kraft, successfully implementing a new sales model with the 3rd largest grocer.
- National Account Managers (East and West)
  - Added two Kraft veterans to handle all national and regional grocery
    - Focusing on gaining distribution and developing merchandising plans to move volume through authorized accounts
- Regional Sales Managers (4 regional managers)
  - Develop and manage National DSD (Direct Store Distribution) Network
  - DSD Beverage Veterans with extensive industry contacts
  - Handles sales to all national and regional Convenience Store chains
- Territory Sales Managers
  - 4 positions currently filled
  - 14 by summer of 2017 as AquaBall distribution commences in markets
- Goal is to increase ACV (% of shelves) from a high in 2015 of 9 to over 30 by Q2'2017.
  - Focus is on Grocery, Convenience, and Mass Channels
  - Rapid progress since product introduction in June 2016

Contact Us

<u>Corporate Address</u>

True Drinks Holdings, Inc.
18662 MacArthur Blvd., Ste. 110
Irvine, CA 92612

ir@truedrinks.com
949.203.3500